UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 18, 2026
Date of Report (date of earliest event reported)
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Burke & Herbert Financial Services Corp.
(Exact name of registrant as specified in its charter)
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Virginia (State or other jurisdiction of incorporation or organization)	001-41633 (Commission File Number)	92-0289417 (I.R.S. Employer Identification Number)
100 S. Fairfax Street Alexandria, VA 22314
(Address of principal executive offices and zip code)
(703) 666-3555
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.50	BHRB	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K filed by Burke & Herbert Financial Services Corp. (the “Company”) with the U.S. Securities and Exchange Commission on June 18, 2026 (the “Original Form 8-K”). The Original Form 8-K was filed to report the results of the Company’s 2026 Annual Meeting of Shareholders held on June 18, 2026 (the “Annual Meeting”). The sole purpose of this Amendment is to disclose, in accordance with Item 5.07(d) of Form 8-K, the Company’s decision as to the frequency of future shareholder advisory votes regarding the compensation of the Company’s named executive officers. Except as set forth herein, no other changes have been made to the Original Form 8-K.
Item 5.07 - Submission of Matters to a Vote of Security Holders
As previously disclosed in the Original Form 8-K, at the Annual Meeting, the Company’s shareholders were asked to cast a non-binding advisory vote on the frequency with which the Company should hold future advisory votes on the compensation of its named executive officers (the “Say-on-Pay Frequency Vote”). Shareholders were given the option to vote for a frequency of every year, every two years, or every three years, or to abstain from voting on the matter.
Based on the results of the Say-on-Pay Frequency Vote, a plurality of the shareholders expressed a preference, on an advisory and non-binding basis, for a frequency of every year. As disclosed in the Company’s definitive proxy statement for the Annual Meeting, dated April 30, 2026, the Board of Directors (the “Board”) recommended that advisory votes on executive compensation be held every three years.
After careful consideration of the shareholders’ advisory preference for a frequency of every year, the recommendations of the Compensation Committee, the design and performance horizon of the Company’s executive compensation program that is focused on enhancing long-term shareholder value, prevailing governance practices, and such other factors as the Board deemed relevant, consistent with the directors’ fiduciary duties to the Company and its shareholders, the Board has determined that the Company will hold advisory votes on the compensation of its named executive officers every three years, which is consistent with the Board’s recommendation to shareholders and reflects what the Board believes is currently in the best interest of the Company and its shareholders.
The Company’s next advisory vote on the compensation of its named executive officers is expected to be held at the Company’s Annual Meeting of Shareholders to be held in 2029.
Item 9.01 - Financial Statements and Exhibits
(d)    Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2026

Burke & Herbert Financial Services Corp.

By:	/s/ Kirtan Parikh
Name:	Kirtan Parikh
Title:	Executive Vice President, CFO